MET INVESTORS SERIES TRUST

SUPPLEMENT DATED AUGUST 26, 2013

TO THE

PROSPECTUS DATED APRIL 29, 2013

LORD ABBETT MID CAP VALUE PORTFOLIO

The Board of Trustees of Met Investors Series Trust (the “Trust”) has approved a change of subadviser for the Lord Abbett Mid Cap Value Portfolio (the “Portfolio”) from Lord, Abbett & Co. LLC (“Lord Abbett”) to Invesco Advisers, Inc. (“Invesco”) to be effective October 1, 2013, pursuant to a new subadvisory agreement between the Trust’s investment adviser, MetLife Advisers, LLC, and Invesco. Effective October 1, 2013, the name of the Portfolio will change to Invesco Mid Cap Value Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and references in the Portfolio’s Prospectus to Lord Abbett will change to Invesco. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to Lord Abbett and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective October 1, 2013:

In the Portfolio Summary, the section entitled “Investment Objective” is deleted in its entirety and replaced with the following:

High total return by investing in equity securities of mid-sized companies.

In the Portfolio Summary, the Annual Portfolio Operating Expenses table in the section entitled “Fees and Expenses of the Portfolio” is deleted in its entirety and replaced with the following:

	Class A	Class B	Class E
Management Fee	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.75%	1.00%	0.90%
Fee Waiver*	(0.02%)	(0.02%)	(0.02%)

Net Operating Expenses	0.73%	0.98%	0.88%

*	Restated to reflect that, provided the Portfolio’s daily net assets are between $750 million and $1.4 billion, MetLife Advisers LLC has contractually agreed, for the period October 1, 2013 through April 30, 2015, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.625% of the first $1.4 billion of the Portfolio’s average daily net assets and 0.600% of such assets over $1.4 billion. This arrangement may be modified or discontinued prior to April 30, 2015, only with the approval of the Board of Trustees of the Portfolio.

In the Portfolio Summary, the section entitled “Example” is deleted in its entirety and replaced with the following:

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that all fee waivers for the Portfolio remain in effect through April 30, 2015. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$75	$239	$416	$931
Class B	$100	$318	$553	$1,227
Class E	$90	$286	$498	$1,110

In the Portfolio Summary, the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Invesco Advisers, Inc. (“Invesco”), subadviser to the Portfolio, invests, under normal market conditions, at least 80% of the Portfolio’s net assets in equity securities of mid-sized companies. Invesco seeks attractively valued companies experiencing a change that could have a positive impact on a company’s outlook. Invesco emphasizes a value style of investing, seeking securities of companies that it believes are undervalued. Invesco will consider selling a security if it reaches Invesco’s estimate of fair value or if a more attractive investment opportunity is identified.

The Portfolio considers a company to be a mid-sized company if it has a market capitalization, at the time of purchase, that falls within the market capitalization range of companies in the Russell Midcap® Index. As of December 31, 2012, the market capitalizations of companies in the Russell Midcap® Index ranged from $312.72 million to $24.98 billion. The Portfolio invests in equity securities, which are common stocks and preferred stocks, convertible securities, and equity-linked securities to purchase common stocks and other equity interests, such as partnership and trust interests.

The Portfolio may invest up to 20% of its total assets in securities of foreign issuers and may invest up to 20% of its total assets in real estate investment trusts (“REITs”).

The Portfolio can also utilize derivative instruments, including forward foreign currency contracts, futures contracts and options. The Portfolio can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. The Portfolio will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Portfolio can invest in futures contracts, including index futures, to seek exposure to certain asset classes. The Portfolio can also invest in options to mitigate risk.

In the Portfolio Summary, in the section entitled “Principal Risks” the following disclosure is added after the final paragraph:

Derivatives Risk. The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

In the Portfolio Summary, the first paragraph in the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. Effective October 1, 2013, Invesco became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the Portfolio’s former investment subadvisers. As with all mutual funds, past returns are not a prediction of future returns.

In the Portfolio Summary, the disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. Invesco Advisers, Inc. (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers. Thomas R. Copper (co-lead manager), Portfolio Manager, John Mazanec (co-lead manager), Portfolio Manager, and Sergio Marcheli, Portfolio Manager, have managed the Portfolio since October 2013.

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In the subsection entitled “Principal Risks of Investing in the Portfolio,” the following disclosure is added after the final paragraph:

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

The Portfolio currently claims an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which means that it is not subject to regulation by the Commodity Futures Trading Commission (“CFTC”) under the CEA. A Portfolio claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the Portfolio becoming subject to CFTC regulation. On an annual basis, the Portfolio is required to reaffirm its eligibility to continue to claim the exclusion. If the Portfolio’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then MetLife Advisers would be subject to regulation as a commodity pool operator with respect to the Portfolio, and the Portfolio would become subject to regulation by the CFTC. The Portfolio may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements. However, until the applicable SEC regulations and CFTC regulations relating to investment companies are harmonized, the nature and extent to which CFTC regulations may affect the Portfolio is uncertain.

Related Risks

Below is information regarding risks related to the principal risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Credit and Counterparty Risk

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

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In the subsection entitled “Additional Information About Management—Contractual Fee Waiver,” all of the information in that subsection is deleted in its entirety and replaced with the following:

In the event that the Portfolio’s daily net assets are between $750 million and $1.4 billion, MetLife Advisers has contractually agreed, for the period October 1, 2013 through April 30, 2015, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.625% of the first $1.4 billion of the Portfolio’s average daily net assets and 0.600% of such assets over $1.4 billion. In the event that the Portfolio’s daily net assets are either below $750 million or above $1.4 billion, MetLife Advisers has contractually agreed, for the period October 1, 2013 through April 30, 2015, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.700% of the first $200 million of the Portfolio’s average daily net assets, 0.650% of such assets over $200 million up to $500 million and 0.600% of such assets over $500 million. These arrangements may be modified or discontinued prior to April 30, 2015, only with the approval of the Board of Trustees of the Portfolio.

In the subsection entitled “Additional Information About Management—The Subadviser,” all information following the third paragraph is deleted in its entirety and replaced with the following:

INVESCO ADVISERS, INC., 1555 Peachtree, N.E., Atlanta, Georgia 30309, is the Subadviser to the Portfolio. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2012, Invesco Ltd. managed approximately $687.7 billion in assets.

The following Invesco individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:

•

Thomas R. Copper (co-lead manager), Portfolio Manager, has been responsible for the Portfolio since October 2013 and has been associated with Invesco and/or its affiliates since 2010. Mr. Copper was previously associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity (1986 to 2010).

•

John Mazanec (co-lead manager), Portfolio Manager, has been responsible for the Portfolio since October 2013 and has been associated with Invesco and/or its affiliates since 2010. Mr. Mazanec was previously associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity (June 2008 to 2010). Prior to June 2008, he worked as a portfolio manager at Wasatch Advisers.

•

Sergio Marcheli, Portfolio Manager, has been responsible for the Portfolio since October 2013 and has been associated with Invesco and/or its affiliates since 2010. Mr. Marcheli was previously associated with Morgan Stanley Investment Management Inc. and/or its affiliates in an investment management capacity (2002 to 2010).

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE